Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On February 28, 2014, Myriad Genetics, Inc. (“Myriad” or the “Company”) completed the acquisition of privately-held Crescendo Bioscience, Inc. (“Crescendo”), pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated February 2, 2014. Pursuant to the terms of the Merger Agreement, Myriad acquired Crescendo by means of a reverse triangular merger in which Crescendo survived the merger as the surviving corporation and a wholly-owned subsidiary of Myriad. The surviving corporation operates under the name Crescendo Bioscience, Inc.

The unaudited pro forma condensed combined balance sheet as of December 31, 2013 and the unaudited pro forma combined statement of income for the six months ended December 31, 2013 and the year ended June 30, 2013, are based on the historical financial statements of the Company and Crescendo after giving effect to the Company’s acquisition of Crescendo and the assumptions and adjustments described in the accompanying notes to the unaudited pro forma condensed combined financial statements.

The Company’s fiscal year end is June 30 and Crescendo’s calendar year end is December 31. The unaudited pro forma combined statement of income for the six months ended December 31, 2013 combine the Company’s historical results for the fiscal six months ended December 31, 2013 with Crescendo’s historical results for the calendar six months ended December 31, 2013. The unaudited pro forma combined statement of income for the year ended June 30, 2013 combine the Company’s historical results for the fiscal year ended June 30, 2013 with Crescendo’s historical results for the calendar six months ended December 31, 2012 and the calendar six months ended June 30, 2013.

The unaudited pro forma condensed combined balance sheet is presented as if the acquisition of Crescendo had occurred on December 31, 2013. The unaudited pro forma combined statement of income for the six months ended December 31, 2013 is presented as if the acquisition of Crescendo had occurred on July 1, 2013. The unaudited pro forma combined statement of income for the year ended June 30, 2013 is presented as if the acquisition of Crescendo had occurred on July 1, 2012.

The preliminary allocation of the consideration transferred used in the unaudited pro forma condensed combined financial statements is based upon preliminary estimates. The preliminary allocation of the consideration transferred is subject to potential adjustments primarily due to tax-related matters that could have a material impact on the Company’s consolidated financial statements. The Company expects the allocation of the consideration transferred to be final within the measurement period (up to one year from the acquisition date).

The unaudited pro forma condensed combined financial statements, including the notes thereto, do not reflect any potential cost savings or other synergies that could result from the merger. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and are not necessarily indicative of the combined financial position or results of operations for future periods or the results that would have been achieved if the merger had been consummated on the dates indicated. The pro forma adjustments are based upon information and assumptions available at the time of filing this Current Report on Form 8-K/A.

The unaudited pro forma condensed combined financial information should be read in conjunction with the historical consolidated financial statements and notes thereto of the Company and other financial information pertaining to the Company contained in its Annual Report on Form 10-K for the year ended June 30, 2013, which was filed with the Securities and Exchange Commission (“SEC”) on August 14, 2013, the Company’s subsequent filings with the SEC, and Crescendo’s historical financial statements as of December 31, 2013 and for the year then ended included as Exhibit 99.1 in this Current Report on Form 8–K/A.

MYRIAD GENETICS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COBINED BALANCE SHEET

AS OF DECEMBER 31, 2013

(In thousands, except per share amounts)	Myriad	Crescendo	Pro Forma Adjustments	Adjustment Reference	Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$71,599	3,279	—		$74,878
Marketable investment securities	281,996	—	(225,053)	A	56,943
Prepaid expenses	1,931	380	(100)	B	2,211
Inventory	2,306	5,007	—		7,313
Trade accounts receivable, net	84,137	3,230	—		87,367
Deferred taxes	9,074	—	(4,420)	G	4,654
Debt issuance costs, net	—	282	(282)	D	—
Other receivables	3,463	—	—		3,463

Total current assets	454,506	12,178	(229,855)		236,829

Net equipment and leasehold improvements	31,313	2,451	(378)	B	33,386
Long-term marketable investment securities	135,187	—	—		135,187
Long-term deferred taxes	29,983	—	(29,983)	G	—
Note receivable	23,000	—	(23,000)	C	—
Other assets	13,000	78	(8,000)	C	5,078
Intangibles, net	12,842	—	196,600	E	209,442
Goodwill	56,850	—	108,536	F	165,386

Total assets	$756,681	14,707	13,920		$785,308

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$17,596	6,813	—		$24,409
Accrued liabilities	45,844	4,894	191	I	50,929
Deferred revenue	3,952	322	—		4,274
Current portion of financing obligations	—	19,852	(19,852)	D	—
Fair value instrument	—	28,593	(28,593)	C	—
Derivative liability associated with shareholder notes	—	1,379	(1,379)	D	—
Convertible shareholder notes	—	1,805	(1,805)	D	—

Total current liabilities	67,392	63,658	(51,438)		79,612

Unrecognized tax benefits	13,318	—	—		13,318
Deferred tax liabilities	—	—	16,510	G	16,510
Convertible preferred stock warrant liability	—	4,609	(4,609)	D	—
Other long-term liabilities	—	88	—		88

Total liabilities	80,710	68,355	(39,537)		109,528

Stockholders’ equity:
Preferred stock	—	105,108	(105,108)	H	—
Common stock, $0.01 par value, authorized 150,000	740	19	(19)	H	740
Additional paid-in capital	663,122	4,830	(4,830)	H	663,122
Accumulated other comprehensive income (loss)	506	—	—		506
Retained earnings	11,603	(163,605)	163,605	H
			(191)	I	11,412

Total stockholders’ equity	675,971	(53,648)	53,457		675,780

	$756,681	14,707	13,920		$785,308

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

MYRIAD GENETICS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE SIX MONTHS ENDED DECEMBER 31, 2013

	Historical		Pro Forma Adjustments	Adjustment Reference	Pro Forma Combined
(In thousands, except per share amounts)	Myriad	Crescendo
Molecular diagnostic testing	$389,144	23,524	—		$412,668
Companion diagnostic services	17,383	—	—		17,383

Total revenue	406,527	23,524	—		430,051
Costs and expenses:
Cost of molecular diagnostic testing	44,194	10,776	(20)	AA	54,950
Cost of companion diagnostic services	7,418	—			7,418
Research and development expense	33,893	6,556	(30)	AA	40,419
Selling, general, and administrative expense	155,119	15,210	(3)	AA
			5,461	BB	175,787

Total costs and expenses	240,624	32,542	5,408		278,574

Operating income	165,903	(9,018)	(5,408)		151,477
Other income (expense):
Interest income	2,691	—	(2,208)	CC
			(250)	DD	233
Interest expense	—	(3,036)	3,036	EE	—
Other	(623)	(6,468)	41	FF
			2,518	GG
			3,776	HH
			133	II	(623)

Total other income (expense):	2,068	(9,504)	7,046		(390)
Income before income taxes	167,971	(18,522)	1,638		151,087
Income tax provision	62,146	—	(3,863)	JJ	58,283

Net income	$105,825	(18,522)	5,501		$92,804

Earnings per share:
Basic	$1.37				$1.20
Diluted	1.33				1.17
Weighted average shares outstanding:
Basic	77,323				77,323
Diluted	79,312				79,312

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

MYRIAD GENETICS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED JUNE 30, 2013

	Historical		Pro Forma Adjustments	Adjustment Reference	Pro Forma Combined
(In thousands, except per share amounts)	Myriad	Crescendo
Molecular diagnostic testing	$582,392	6,670	—		$589,062
Companion diagnostic services	30,773	—	—		30,773

Total revenue	613,165	6,670	—		619,835
Costs and expenses:
Cost of molecular diagnostic testing	64,376	12,539	(43)	KK	76,872
Cost of companion diagnostic services	15,242	—			15,242
Research and development expense	53,706	11,490	(58)	KK	65,138
Selling, general, and administrative expense	251,839	21,830	(6)	KK
			10,922	LL	284,585

Total costs and expenses	385,163	45,859	10,815		441,837

Operating income	228,002	(39,189)	(10,815)		177,998
Other income (expense):
Interest income	5,497		(4,402)	CC
			(591)	DD	504
Interest expense	—	(3,245)	3,245	EE	—
Other	(223)	1,863	100	FF
			(1,490)	GG
			(473)	HH	(223)

Total other income (expense):	5,274	(1,382)	(3,611)		281
Income before income taxes	233,276	(40,571)	(14,426)		178,279
Income tax provision	86,137		(15,882)	JJ	70,255

Net income	$147,139	(40,571)	1,456		$108,024

Earnings per share:
Basic	$1.82				$1.33
Diluted	1.77				1.30
Weighted average shares outstanding:
Basic	80,948				80,948
Diluted	83,327				83,327

See accompanying notes to unaudited pro forma condensed combined consolidated financial statements

MYRIAD GENTICS, INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial statements included herein have been prepared by the Company, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission.

The Company accounts for business combinations pursuant to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 805, Business Combinations. In accordance with ASC 805, the Company recognizes separately from goodwill, the identifiable assets acquired, the liabilities assumed, and any noncontrolling interests in an acquiree, generally at the acquisition date fair value as defined by ASC 820, Fair Value Measurements and Disclosures. Goodwill as of the acquisition date is measured as the excess of consideration fair value transferred and the net of the identifiable assets acquired and the liabilities assumed at the acquisition date.

The Company has made significant assumptions and estimates in determining the consideration transferred and the preliminary allocation of the consideration transferred in the unaudited pro forma condensed combined financial statements. These preliminary estimates and assumptions are subject to change during the measurement period (up to one year from the acquisition date) as the Company finalizes the valuation of certain tangible and intangible assets acquired and liabilities assumed in connection with the acquisition primarily related to tax matters. These changes could result in material variances between the Company’s future financial results and the amounts presented in these unaudited pro forma condensed combined financial statements, including variances in fair values recorded, as well as expenses and cash flows associated with these items.

The unaudited pro forma condensed combined financial statements are not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that would have been reported had the Crescendo acquisition been completed as of the dates presented, and should not be taken as a representation of the Company’s future consolidated results of operations or financial position. The unaudited pro forma condensed combined financial statements have been adjusted to give effect to pro forma events that are (i) directly attributable to the acquisitions, (ii) factually supportable, and (iii) with respect to the statements of income, expected to have a continuing impact on the combined results. The unaudited pro forma condensed combined financial statements do not reflect any operating efficiencies and associated cost savings that the Company may achieve with respect to the combined companies. The unaudited pro forma condensed combined financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes included in its Annual Report on Form 10-K for the year ended June 30, 2013, the Company’s subsequent filings with the Securities and Exchange Commission, and Crescendo’s historical consolidated financial statements and accompanying notes included as Exhibit 99.1 in this Current Report on Form 8–K/A.

NOTE 2. Crescendo Bioscience, Inc. Acquisition

On February 28, 2014, the Company completed the acquisition of privately-held Crescendo Bioscience, Inc. (“Crescendo”), pursuant to the Amended and Restated Agreement and Plan of Merger (the “Merger Agreement”), dated February 2, 2014. Pursuant to the terms of the Merger Agreement, Myriad acquired Crescendo by means of a reverse triangular merger in which Crescendo survived the merger as the surviving corporation and a wholly-owned subsidiary of Myriad. The surviving corporation operates under the name Crescendo Bioscience, Inc.

MYRIAD GENTICS, INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

The following table reconciles consideration transferred to the total cash paid to acquire Crescendo (in thousands):

Total consideration transferred	$258,950
Share-based compensation to Crescendo employees	6,929
Change of control payments to Crescendo employees	5,695
Offset: Non-cash fair value purchase option	(8,000)

Total cash paid	$263,574

The total consideration of $259.0 million, consisted of (i) $225.1 million in cash, (ii) $25.9 million in elimination of intercompany balances related to accrued interest and the term loan the Company issued to Crescendo on September 8, 2011, and (iii) $8.0 million related to the fair value of the purchase option granted to the Company on September 8, 2011 by Crescendo through a definitive merger agreement (“Option Agreement”) entered into in association with the term note. Of the cash consideration, $20.0 million of was deposited into an escrow account to fund (i) any post-closing adjustments payable to Myriad based upon differences between the estimated working capital and the actual working capital of Crescendo at closing, and (ii) any indemnification claims made by Myriad against Crescendo, for a period of time, based upon the completion of an audit of Crescendo’s financial statements, of no fewer than twelve nor more than fifteen months following closing.

Of the total cash paid, $6.9 million was accounted for as share-based compensation expense resulting from the accelerated vesting of employee options immediately prior to the acquisition and $5.7 million was accounted for as change of control bonuses paid to Crescendo employees and directors. The Company recognized the share-based compensation expense and change of control bonuses in its post-acquisition Condensed Consolidated Statements of Income for the three and nine month periods ended March 31, 2014.

Preliminary Allocation of Consideration Transferred

Total consideration transferred was allocated to tangible and identifiable intangible assets acquired and liabilities assumed based on their preliminary fair values at the acquisition date as set forth below. The acquisition of Crescendo facilitates the Company’s entry into the high growth autoimmune market, diversifies its product revenue and enhances its strength in protein based diagnostics. These factors contributed to consideration transferred in excess of the fair value of Crescendo’s net tangible and intangible assets acquired, resulting in the Company recording goodwill in connection with the transaction. Management estimated the fair values of tangible and intangible asset and liabilities in accordance with the applicable accounting guidance for business combinations and utilized the services of third-party valuation consultants. The preliminary allocation of the consideration transferred is subject to potential adjustments primarily related to tax-related matters that could have a material impact on the consolidated financial statements. The Company expects the allocation of the consideration transferred to be final within the measurement period (up to one year from the acquisition date).

MYRIAD GENTICS, INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

The Company’s preliminary allocation of consideration transferred for Crescendo is as follows (in thousands):

Estimated
Fair Value
Other assets acquired	$15,826
Intangible assets	196,600
Goodwill	109,896

Total assets acquired	322,322

Deferred tax liability	41,778
Other liabilities assumed	21,594

Total net assets acquired	$258,950

NOTE 3. PRO FORMA ADJUSTMENTS

The unaudited pro forma condensed combined balance sheet and statements of income give effect to the following pro forma adjustments:

(A)	Reflects adjustment to record the cash consideration transferred to the former Crescendo security holders.

(B)	Reflects adjustment to re-measure the acquired assets to their fair value and to conform to Myriad’s accounting policies.

(C)	Reflects adjustment to eliminate assets and liabilities related to the loan and security agreement entered into between Myriad and Crescendo in September 2011, as amended.

(D)	Reflects adjustments to eliminate debt not assumed in connection with the acquisition.

(E)	Reflects adjustments to record the fair value of the following identifiable intangible assets acquired (in thousands):

Amount
Developed technology	$165,400
Database	31,200

Total	$196,600

(F)	Reflects adjustment to record goodwill.

(G)	Reflects adjustment to record deferred tax assets and liabilities resulting from the acquisition.

(H)	Reflects adjustments to record the elimination of Crescendo’s historical stockholders’ equity.

(I)	Reflects adjustment to record non-recurring transaction costs incurred by the Company in connection with the acquisition.

MYRIAD GENTICS, INC. AND SUBSIDIARIES

NOTES TO THE PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

(AA)	Reflects adjustment to record the difference between Crescendo’s historical depreciation expense and the estimated depreciation expense based upon the re-measurement of the related property and equipment to fair value and to conform to Myriad’s accounting policies as if the acquisition of Crescendo had occurred on July 1, 2013.

(BB)	Reflects adjustment to record the amortization expense related to the intangible assets acquired as if the acquisition of Crescendo had occurred on July 1, 2013.

(CC)	Reflects adjustment to eliminate interest income previously recognized from the note Myriad issued to Crescendo in September 2011, as amended.

(DD)	Reflects estimate of forgone interest income on investment securities from the cash consideration transferred for the purchase of Crescendo.

(EE)	Reflects adjustment to eliminate interest expense related to the debt not assumed in connection with the acquisition.

(FF)	Reflects adjustment to eliminate amortization of debt issuance costs.

(GG)	Reflects adjustment to eliminate the fair value adjustments made to Crescendo warrant liabilities.

(HH)	Reflects adjustment to eliminate the fair value adjustments made to Crescendo’s fair value debt instrument.

(II)	Reflects adjustment to eliminate non-recurring transaction costs incurred by Crescendo in connection with the acquisition that were included in the financial statement periods presented.

(JJ)	Reflects the estimated tax benefit that would have been recognized as a result of the assumed reduction of taxable income.

(KK)	Reflects adjustment to record the difference between Crescendo’s historical depreciation expense and the estimated depreciation expense based upon the re-measurement of the related property and equipment to fair value and to conform to Myriad’s accounting policies as if the acquisition of Crescendo had occurred on July 1, 2012.

(LL)	Reflects adjustment to record the amortization expense related to the intangible assets acquired as if the acquisition of Crescendo had occurred on July 1, 2012.